UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27 , 2014
Date of Report (Date of earliest event reported)

4Cable TV International Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53983	80-0955951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1256 Highway 501 Business, Conway, SC
(Address of Principal Executive Offices)

(843) 347-4933
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Previous independent registered public accounting firm

(i)	On January 27, 2014, Goldman Accounting Services CPA, PLLC (the “Former Accountant”) resigned as the independent registered public accounting firm of 4Cable TV International Inc. (the “Company”).
(ii)
The Former Accountant did not deliver any reports (except for reports delivered prior to the time the Company became a public reporting company) on the Company’s financial statements during the term of their engagement.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms pursuant to the Former Accountant’s resignation.

(iv)
During the period from October 4, 2013, the date of engagement, to January 27, 2014, the date of dismissal, (i) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)
The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

(i)
On January 27, 2014, the Board of Directors of the Company engaged KLJ & Associates, L.L.P. (the “New Accountant”) as its independent registered public accounting firm to audit the Company’s financial statements for the Company’s current fiscal year.

(ii)
During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement  of the New Accountant, the Company (a) has not engaged the New Accountant as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with the New Accountant regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of Goldman Accounting Services CPA, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4Cable TV International Inc..

Date: January 27, 2014	By:	/s/ Steve K. Richey
Name: Steve K. Richey
Title: President